UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2022

ENVIRO TECHNOLOGIES U.S., INC.

(Exact name of registrant as specified in its charter)

Florida	000-30454	82-0266517
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

821 N.W. 57 Place, Fort Lauderdale, FL	33309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 958-9968 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective September 6, 2022 (the “Closing Date”) Enviro Technologies U.S., Inc. (the “Company” or “Enviro”) completed a Share Exchange Agreement (the “Closing”) with Banner Midstream Corp., a Delaware corporation (“Banner Midstream”) and Ecoark Holdings, Inc., a Nevada corporation (“Ecoark”) and the sole shareholder of Banner Midstream (the “Agreement”). On the Closing Date Enviro acquired 100% of the issued and outstanding shares of Banner Midstream in exchange for 12,996,958 shares of the Company’s common stock (the “Exchange”). Effective on the Closing Date, Banner Midstream is a wholly-owned subsidiary of the Company. Immediately following the Closing Ecoark owns approximately 70% of the issued and outstanding shares of Enviro common stock. Ecoark is quoted on the Nasdaq Capital Market under the symbol “ZEST”.

On the Closing Date all intercompany balances owed by Banner Midstream to Ecoark were eliminated. Furthermore, pursuant to the Agreement (i) on August 23, 2022, Enviro issued John A. DiBella and Raynard Veldman 6% unsecured convertible promissory notes in the principal amount of $815,565 and $90,000, respectively, convertible at the option of the holder at $0.06 per share, with a maturity date of 12 months from the Closing Date in satisfaction all of their accrued payroll and Mr. Veldman’s advances to Enviro (the “Payroll Notes”), and (ii) on the Closing Date Enviro issued John A. DiBella a 6% unsecured promissory note in the principal amount of $139,000, with a maturity date of three months from the Closing Date in satisfaction of Mr. DiBella’s advances to Enviro (the “Short Term Note”).

Banner Midstream has two operating subsidiaries: Pinnacle Frac Transport LLC (“Pinnacle Frac”) and Capstone Equipment Leasing LLC (“Capstone”). Pinnacle Frac provides transportation of frac sand and logistics services to major hydraulic fracturing and drilling operations. Capstone procures and finances equipment to oilfield transportation service contractors.

Pinnacle Frac provides transportation of frac sand and logistics services to major hydraulic fracturing and drilling operations. Its transportation services entail using third party drivers who assist in transporting sand and related materials to customers’ locations for the customers’ hydraulic fracturing, or fracking. The logistics services Pinnacle Frac provides for its customers’ fracking and drilling enterprises, include the operation of a 24/7 dispatch service center based in Texas through which Banner Midstream dispatches the trucks for hauling frac sand and related equipment. Pinnacle Frac uses independent third party owner-operators of trucks to service its customers in their fracking operations by transporting materials, mainly frac sand. Its transportation and logistics services operations are primarily centered in the Southern United States, although Banner Midstream also occasionally services fracking operations in the Northeastern United States.

Pinnacle Frac uses a third party’s licensed software known as “Sandbox” to monitor and execute its transportation and logistics operations. Use of this service offers the following benefits for customers and other industry participants: reduced road traffic; reduced personnel on frac site; and eliminate silica dust particles.

By operating a call center and using specialized licensed software to meet customers’ demand for timely delivery and movement of fracking materials, Pinnacle Frac facilitates customers’ fracking operations through the life cycle of the drilling process.

Hydraulic fracturing, or fracking, is a process that creates fractures extending from the well bore into the rock formation to enable natural gas or oil contained in the rock to move more easily from the rock pores to a production conduit, or an opening at the surface designed to allow for extraction of the energy resource. The hydraulic fracturing technique is used to enable the extraction of natural gas or oil from shale and other forms of “tight” rock, or in other words, impermeable rock formations that lock in oil and gas and make fossil fuel production difficult. The process entails blasting water, chemicals, and sand into these formations at pressures high enough to crack the rock in which the targeted resources is embedded, allowing the once-trapped gas and oil to flow to the surface.

Because the process is highly reliant on an ample supply of sand and other materials, Pinnacle Frac capitalizes on this demand by helping its customers timely supply the materials to the drilling site in sufficient quantities to complete the process. Banner Midstream’s customers consist of oil and gas drilling to which Banner Midstream may be the prime contractor, and third party contractors assisting with another party’s drilling operation for which Banner Midstream serves as the subcontractor.

Due to concerns surrounding health, safety and environmental, or HSE, impacts of hydraulic fracturing, Pinnacle Frac takes an active role in assessing occupational risk and finding methods to better manage these issues. To further these efforts, Banner Midstream has implemented an HSE program which consists of the following key features aimed at avoiding, preventing, detecting and mitigating certain hazards that are inherent in operating as a participant in the hydraulic fracturing field: Jobs Safety Analysis (JSA) Program; Near-Miss Reporting System; and Accident Reporting System.

All programs are designed with the purpose of mitigating the risk of future safety incidents, while also ensuring that when rare instances occur when a safety incident does occur, that Banner Midstream has a plan to address in a consistent, formal manner to ensure the utmost safety for its employees and contractors.

To enhance safety, each of Pinnacle Frac employee and contractor are put through a safety program to meet the needs of its customers while maintaining adequate safety protocols. Through this system, workers gain knowledge of how to maintain optimum work conditions and be prepared for the variety of potential challenges that may arise.

Pinnacle Frac monitors performance under its HSE program throughout the year to evaluate its goals are being met or address any concerns in this regard should they arise.

Regulation

Federal regulation of oil and gas is also extensive. The recent spike in gasoline and other fuel costs is at least in part been driven by the Biden Administration’s efforts to reduce oil drilling and transition away from fossil fuels. Banner Midstream’s transportation services are regulated by the U.S. Department of Transportation (“DOT”), the Federal Motor Carrier Safety Administration (“FMCSA”) and by various state agencies. These regulatory authorities have broad powers, generally governing matters such as authority to engage in motor carrier operations, as well as motor carrier registration, driver hours of service, safety and fitness of transportation equipment and drivers, transportation of hazardous materials and periodic financial reporting. The transportation industry is subject to possible other regulatory and legislative changes (such as the possibility of more stringent environmental, climate change, security and/or occupational safety and health regulations, limits on vehicle weight and size and a mandate to implement electronic logging devices) that may affect the economics of our transportation services by requiring changes in operating practices or by changing the demand for motor carrier services or the cost of providing truckload or other transportation or logistics services.

Banner Midstream is or may become subject to numerous laws and regulations relating to environmental protection and climate change. These laws and regulations change frequently, and the effect of these changes is often to impose additional costs or other restrictions on our operations. Banner Midstream cannot predict the occurrence, timing, nature or effect of these changes. Banner Midstream also operates under a number of environmental permits and authorizations. The issuing agencies may take the position that some or all of these permits and authorizations are subject to modification, suspension, or revocation under certain circumstances, but any such action would have to comply with applicable procedures and requirements.

The foregoing description of the Exchange and the Agreement and the related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to the Company’s Form 8-K Current Report filed on August 29, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03. The description of the Payroll Notes and Short Term Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Payroll Notes, which are filed as Exhibit 10.1 and Exhibit 10.2 to the Company’s Form 8-K Current Report filed on August 29, 2022 and full text of the Short Term Note which is filed as Exhibit 10.3 to this report.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance of the 12,996,958 shares of the Company’s common stock described above is exempt from registration under Section 4(a)(2) as promulgated by the Securities and Exchange Commission under of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Closing, the Board of Directors of Enviro fixed the number of directors of Enviro at four and appointed Jimmy R. Galla and Jimmy “JD” Reedy, two individuals designated by Banner Midstream, to serve on the Board of Directors. As such time as Enviro complies with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, Raynard Veldman and John A. DiBella, the Enviro directors prior to the Closing, shall resign. On the Closing Date, John A. DiBella, the sole officer of Enviro tendered his resignation as the sole officer of Enviro, and the Board of Directors of Enviro appointed Jimmy Galla as Enviro’s Chief Executive Officer and Chief Financial Officer. Jim Galla currently serves as Chief Accounting Officer of Ecoark. Jay Puchir, the Chief Financial Officer of Ecoark, currently serves as Chief Executive Officer and President of Banner Midstream. JD Reedy currently serves as Chief Operating Officer of Banner Midstream. Mr. DiBella continues to serve as the sole officer of Florida Precision Aerospace, Inc., a wholly owned subsidiary of the Company and Banner Midstream and Mr. DiBella will use their best efforts to enter into a mutually agreed upon advisor agreement. Biographical information for the new officers, directors and key management appointed pursuant to the Exchange are as follows:

Name	Age	Position(s)

Jimmy R. Galla	55	Chief Executive Officer, Chief Financial Officer and Director
Jimmy “JD” Reedy	53	Director and Chief Operating Officer of Banner Midstream
Jay Puchir	46	Chief Executive Officer and President of Banner Midstream

Jimmy R. Galla has served as Ecoark’s Chief Accounting Officer since October 22, 2020. He had previously served as the Ecoark’s Director of Financial Reporting since July 20, 2020, and prior to that he served as an accounting consultant to Ecoark from January 2017 to March 2020. From October 2017 to July 2020, Mr. Galla served as VP, Financial Accounting Lead Analyst, Deputy Controller Department of Citibank, Inc.

Jimmy “JD” Reedy has served as Chief Operating Officer of Banner Midstream since April 2019. During the two years prior to that he was VP of Sales for its predecessor.

Jay Puchir has served as the Chief Financial Officer of Ecoark since April 12, 2022 and Treasurer of Ecoark since October 22, 2020. Mr. Puchir has also served as the Chief Executive Officer and President of Banner Midstream since its formation in April 2018. He previously was Chief Financial Officer of Agora Digital Holdings, Inc., a subsidiary of Ecoark, from September 2021 to April 2022. Mr. Puchir served in various roles as an executive at Ecoark including Director of Finance from December 2016 to March 2017, Chief Executive Officer from March 2017 to October 2017, Chief Financial Officer from October 2017 to May 2018 and Chief Accounting Officer from March 2020 to October 2020. He served as Chief Executive Officer of Banner Energy Services Corp. from November 2019 to August 2020 and as Chairman from February 2020 to August 2020. Mr. Puchir is a licensed Certified Public Accountant in the State of South Carolina.

Mr. Puchir entered into a three-year employment agreement with Banner Midstream which expires in March 2023. He receives an annual base salary of $280,000 which was increased by the Board from the initial base salary of $180,000. Under his employment agreement, Mr. Puchir also received 50,000 stock options and is entitled to receive an annual bonus of up to 30% of his annual base salary based on based on performance criteria established by the board of Ecoark. Pursuant to Mr. Puchir’s employment agreement, in the event of termination by Banner Midstream without “cause,” or resignation for “good reason,” Mr. Puchir is entitled to receive an amount of base salary for the longer of (i) the remainder of the applicable term, and (ii) three months, and a lump sum cash payment equal to six times the “applicable percentage” of his monthly COBRA premium cost.  Generally, “good reason” is defined as (i) a material reduction of Mr. Puchir’s annual base salary (which must be by at least 20% in order to constitute a material reduction), or (ii) a material breach of the terms of the employment agreement by Banner Midstream. The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.4 to this report.

Item 7.01. Regulation FD Disclosure.

On September 6, 2022, Ecoark and the Company issued a press release announcing the signing of the Agreement. A copy of this press release is furnished as Exhibit 99.1 to this report. Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statement and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required in connection with the closing of the Agreement pursuant to Rule 8-04(b) of Regulation S-X will be filed by amendment to this report within the time prescribed pursuant to Item 9.01(a) of Form 8-K.

(b)	Pro forma financial information.

The financial statements required in connection with the closing of the Agreement pursuant to Rule 8-04(b) of Regulation S-X will be filed by amendment to this report within the time prescribed pursuant to Item 9.01(a) of Form 8-K.

(d)	Exhibits.

		Incorporated by Reference			Filed or
No.	Exhibit Description	Form	Date Filed	Number	Furnished Herewith
2.1	Share Exchange Agreement dated August 23, 2022 by and among Enviro Technologies U.S., Inc., Banner Midstream Corp. and Ecoark Holdings, Inc.*	8-K	8/29/2022	2.1
10.1	6% Unsecured Convertible Promissory Note dated August 23, 2022 payable to John A. DiBella	8-K	8/29/2022	10.1
10.2	6% Unsecured Convertible Promissory Note dated August 23, 2022 payable to Raynard Veldman	8-K	8/29/2022	10.2
10.3	6% Unsecured Promissory Note effective September 6, 2022 payable to John A. DiBella				Filed
10.4	Employment Agreement dated March 27, 2020 by and between Banner Midstream Corp. and Jay Puchir+				Filed
99.1	Press release dated September 6, 2022				Furnished
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.
+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRO TECHNOLOGIES U.S., INC.

Date: September 12, 2022	By:	/s/ Jimmy R. Galla
Jimmy R. Galla, Chief Executive Officer and Chief Financial Officer